UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 25, 2011 (May 19, 2011)

MEADOWBROOK INSURANCE GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Michigan	38-2626206
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

1-14094 (Commission File Number)

26255 American Drive Southfield, Michigan (Address of Principal Executive Offices)	48034 (Zip Code)

(248) 358-1100 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 23, 2011, Meadowbrook Insurance Group, Inc. (the “Company”) filed a Current Report on Form 8-K under this Item 5.07 to report the results of its Annual Meeting of Shareholders held on May 19, 2011.  The Company is filing this amendment to that Form 8-K to disclose the Company’s decision in light of the vote at the Annual Meeting regarding how frequently the Company will include a shareholder advisory (non-binding) vote on the executive compensation of the Company’s named executive officers.

In accordance with the shareholder voting results, in which “One Year” received the highest number of votes cast on the frequency proposal, the Company’s board of directors has determined that future shareholder advisory (non-binding) votes on executive compensation will occur every year.  Accordingly, the next shareholder advisory (non-binding) vote on executive compensation will be held at the Company’s 2012 Annual Meeting of Shareholders.

The next required advisory (non-binding) vote regarding the frequency interval will be held in six years at the Company’s 2017 Annual Meeting of Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 25, 2011	MEADOWBROOK INSURANCE GROUP, INC. (Registrant)

	By:	/s/ Karen M. Spaun
Karen M. Spaun, Chief Financial Officer